Exhibit 10.5

SECOND AMENDMENT
TO THE
IR DIRECTOR DEFERRED COMPENSATION AND STOCK AWARD PLAN

WHEREAS, Ingersoll-Rand Company, a New Jersey corporation, adopted the IR Director Deferred Compensation and Stock Award Plan (the "Plan") which was originally effective on January 1, 1997; and

WHEREAS, Ingersoll-Rand Company reserved the right at any time and from time to time to amend the Plan in accordance with Section 8.1 of the Plan; and

WHEREAS,the Plan has been amended and restated most recently effective January 1, 2001; and

WHEREAS, Ingersoll-Rand Company desires to amend the Plan to make certain changes regarding investment and payments in IR Stock;

NOW, THEREFORE, the Plan shall be amended, effective January 1, 2004, as set forth below:

1.         Section 2.1 is hereby amended to read as follows:

"2.1            "Account Balance" means, for each Plan Year, a credit on the records of the Company equal to the sum of the value of a Participant's Conversion Account, Deferral Account, Deferred IR Stock Award Account, Supplemental Contribution Account and IR Stock Account for such Plan Year.  The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid in cash to a Participant, or to the Participant's designated Beneficiary, pursuant to the Plan."

2.         Section 2.11 is hereby amended to read as follows:

"2.11            "Investment Option Subaccounts" means the separate subaccounts, each of which corresponds to an investment option elected by the Participant with respect to a Participant's Conversion Accounts, Deferral Accounts, Deferred IR Stock Award Accounts and Supplemental Contribution Accounts, as applicable."

3.         Section 2.18 is hereby amended to read as follows:

"2.18            "Supplemental Contribution" means an additional amount to be credited to a Participant's Supplemental Contribution Account equal to twenty percent (20%) of the Participant's Fees that are deferred under Section 3.1 of the Plan for a Plan Year by the Participant and is, at the time of making the deferral election, deemed to be invested in the Participant's IR Stock Account.

4.         Section 3.2 is hereby amended to add the following paragraph to the end thereof:

"Subject to Section 5.2, in making the designations pursuant to this Section, the Participant may specify that all or any vested portion of the Participant's Supplemental Contribution Account be deemed to be invested, in whole percentage increments, in one or more of the types of investment options provided under the Plan.  A Participant may change the designation made under this Section with respect to amounts credited to the vested Participant's Supplemental Contribution Account by filing an Election Form no later than the time specified by the Secretary of the Company, to be effective as of the first business day of the following month.

Subject to Sections 5.4 and 5.6, in making the designations pursuant to this Section, the Participant may specify that all or any vested portion of the Participant's Deferred IR Stock Award Account and/or Conversion Account be deemed to be invested, in whole percentage increments, in one or more of the types of investment options provided under the Plan.  A Participant may change the designation made under this Section with respect to amounts credited to the Participant's vested Deferred IR Stock Award Account and/or Conversion Account by filing an Election Form no later than the time specified by the Secretary of the Company, to be effective as of the first business day of the following month."

5.         Section 5.2 is hereby amended to read as follows:

"5.2            "Supplemental Contribution Accounts. The Company shall establish and maintain a separate Supplemental Contribution Account for each Plan Year for each Participant who receives a Supplemental Contribution for such Plan Year.  All Supplemental Contributions shall be credited to the Participant's Supplemental Contribution Account on the same date that the Participant's Deferral Amount for which the Supplemental Contribution is being made is credited to the Participant's Deferral Account pursuant to Section 5.1.  All of a Participant's Supplemental Contributions shall be deemed to be invested in, and shall remain deemed to be invested in, IR Stock in the Participant's Supplemental Contribution Account until the Participant completes an Election Form to the effect that all or a portion of the Participant's vested Supplemental Contribution Account will be deemed to be invested in one or more of the investment options under the Investment Option Subaccounts or until such amounts are distributed in cash from the Plan.

All Supplemental Contributions shall initially be credited to a Participant's Supplemental Contribution Account in units or fractional units of IR Stock.  The value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape.  On each date that Supplemental Contributions are credited to a Participant's Supplemental Contribution Account, the number of units to be credited shall be determined by dividing the number of units by the value of a unit on such date.

Dividends paid on IR Stock shall be reflected in a Participant's Supplemental Contribution Account by the crediting of additional units or fractional units.  Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid.

To the extent a Participant completes an Election Form to make a deemed investment in one or more of the investment options under the Investment Option Subaccounts, a Participant's vested Supplemental Contribution Account shall be credited as follows:

(a)        On the day a Participant makes a deemed investment election in one of the Investment Option
            Subaccounts, the Company shall credit the Investment Option Subaccounts of the Participant's
            Supplemental Contribution Account with an amount in accordance with the Participant's Election Form;
            that is, the portion of the Participant's Supplemental Contribution Account that the Participant has elected to be deemed to be invested in a certain type of investment option shall be credited to the
            Investment Option Subaccount corresponding to that investment option.

(b)       Each business day, each Investment Option Subaccount of a Participant's Supplemental Contribution
           Account shall be adjusted for earnings or losses in an amount equal to that determined by multiplying the balance credited to such Investment Option Subaccount as of the prior day plus contributions credited that day to the Investment Option Subaccount by the Return for the corresponding investment option."

6.        Section 5.3 is hereby amended to add the following paragraph to the end thereof:

"Notwithstanding the above, a Participant may elect to invest all or part of his IR Stock Account in one or more of the available Investment Option Subaccounts under the Participant's Deferral Accounts, as set forth in Sections 3.2 and 5.1, by completing the appropriate Election Form."

7.       Section 5.4 is hereby amended to read as follows:

"5.4            Deferred IR Stock Award Amount. Each Non-employee Director shall receive an annual award on the date of the first Board meeting after each annual meeting of shareholders in the form of a promise by the Companyto deliver 600 shares of IR Stock, or such other amount as may from time to time be established by resolution of the Board.  Annual awards of shares of IR Stock shall be credited to the Deferred IR Stock Award Account of each Non-employee.

A Participant's Deferred IR Stock Award Accounts shall be credited as follows:

(a)        On the day an annual award of IR Stock is credited to a Participant's Deferred IR Stock Award
            Account, the Company shall credit the Deferred IR Stock Award Account with an amount equal to the
            Participant's annual award of IR Stock.

(b)        All awards of IR Stock pursuant to this Section and amounts credited pursuant to Section 5.5 shall be credited to a Participant's Deferred IR Stock Award Account in units or fractional units.  The value of each unit shall be determined each business day and shall equal the closing price of one share of IR
            Stock on the New York Stock Exchange-Composite Tape.  On each date that awards of IR Stock are credited to the Participant's Deferred IR Stock Award Account, the number of units to be credited shall be determined by dividing the amount of such IR Stock awarded by the value of a unit on such date.

Dividends paid on IR Stock shall be reflected in a Participant's Deferred IR Stock Award Account by the crediting of additional units or fractional units.  Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid.

To the extent a Participant completes an Election Form to make a deemed investment in one or more of the investment options under the Investment Option Subaccounts, a Participant's vested Deferred IR Stock Award Account shall be credited as follows:

(a)        On the day a Participant makes a deemed investment election in one of the Investment Option
            Subaccounts, the Company shall credit the Investment Option Subaccounts of the Participant's
            Deferred IR Stock Award Account with an amount in accordance with the Participant's Election Form;
            that is, the portion of the Participant's Deferred IR Stock Award Account that the Participant has elected, to be deemed to be invested in a certain type of investment option shall be credited to the
            Investment Option Subaccount corresponding to that investment option.

(b)        Each business day, each Investment Option Subaccount of a Participant's Deferred IR Stock Award
            Account shall be adjusted for earnings or losses in an amount equal to that determined by multiplying the balance credited to such Investment Option Subaccount as of the prior day plus contributions credited that day to the Investment Option Subaccount by the Return for the corresponding investment option."

8.         Section 5.6 is hereby amended to read as follows:

"5.6            "Conversion of Deferred Compensation Account Balances.  A Non-employee Director's cash balance in the deferred compensation program as of December 31, 1996 was transferred to an equivalent balance in the Plan as of January 1, 1997.  Such balance was equal to the number of shares of IR Stock, including fractions, which could have been purchased with such cash account balance on January 2, 1997 at the mean of the high and low prices of a share of IR Stock on the New York Stock Exchange - Composite Tape on such date, provided that if no sales of shares of IR Stock were made on the New York Stock Exchange on that date, the mean of the high and low prices reported for the preceding day on which sales of shares of IR Stock were made on the New York Stock Exchange.

A Non-employee Director's balance, as such balance is described in the previous paragraph, shall be credited to the Non-employee Director's Conversion Accountas of January 1, 2001 in units or fractional units.  The value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape.

Dividends paid on IR Stock shall be reflected in a Non-employee Director's Conversion Account by the crediting of additional units or fractional units.  Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid.

To the extent a Participant completes an Election Form to make a deemed investment in one or more of the investment options under the Investment Option Subaccounts, a Participant's vested Conversion Account shall be credited as follows:

(a)        On the day a Participant makes a deemed investment election in one of the Investment Option
            Subaccounts, the Company shall credit the Investment Option Subaccounts of the Participant's
            Conversion Account with an amount in accordance with the Participant's Election Form; that is, the portion of the Participant's Conversion Account that the Participant has elected, to be deemed to be invested in a certain type of investment option shall be credited to the Investment Option Subaccount corresponding to that investment option.

(b)        Each business day, each Investment Option Subaccount of a Participant's Conversion Account shall be adjusted for earnings or losses in an amount equal to that determined by multiplying the balance credited to such Investment Option Subaccount as of the prior day plus contributions credited that day to the
            Investment Option Subaccount by the Return for the corresponding investment option.

9.         Section 6.3 is hereby amended to read as follows:

"6.3            Form of Payments.  All amounts in a Participant's Conversion Account, Deferral Account, Supplemental Contribution Account, Deferred IR Stock Award Account and IR Stock Account payable to a Participant or Beneficiary under the Plan shall be paid in cash.

All distributions from the Plan that are to be paid in a specified number of annual installments shall be paid so that the amount of each annual installment is determined by dividing the total remaining number of units in the Participant's Account Balance to be paid in annual installments, by the number of years of annual installments remaining."

10.       Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effect and are hereby ratified in all respects.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative on this 24th day of February, 2004.

                                                                         INGERSOLL-RAND COMPANY

                                                                         By:    /s/ Sharon Elliot
                                                                                  Sharon Elliot
                                                                                  Senior Vice President
                                                                                  Human Resources